                                                                   EXHIBIT 10.18














                               PURCHASE AGREEMENT
                                     Between
                            COLLEGIATE PACIFIC, INC.

                                       And
                               [NAME OF PURCHASER]




                               February 29, 2000

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT, dated as of February 29, 2000 (this "Agreement"), between Collegiate Pacific, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and __________________________ (the "Purchaser"). The Purchaser and each of the other purchasers of the Notes referred to herein are collectively referred to herein as the "Purchasers."

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company up to an aggregate principal amount of $2,400,000.00 of the Company's Convertible Subordinated Promissory Notes, due January 31, 2005 (the "Notes"), which are convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock").

         IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.

                       PURCHASE AND SALE OF NOTES; CLOSING

         (a) The Closing.

                  (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and each Purchaser shall, severally and not jointly, purchase from the Company the principal amount of Notes set forth on Schedule 1 attached hereto for an aggregate purchase price of up to $2,400,000.00 (the "Purchase Price"). The closing of the purchase and sale of the Notes (the "Closing") shall take place at the offices of the Company immediately following the execution hereof or such later date as the parties hereto shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                  (ii) At the Closing the parties hereto shall deliver, in accordance with and subject to the terms and conditions of this Agreement, the following: (i) the Company shall deliver or cause to be delivered Notes in the aggregate principal amount equal to the Purchase Price, registered in the names of the Purchasers as set forth on
         Schedule 1 attached hereto; (ii) each Purchaser shall deliver or cause to be delivered its portion of the Purchase Price set forth on Schedule 1 in United States dollars; and (iii) each party hereto shall deliver or cause to be delivered all other executed instruments, agreements and certificates as are required to be delivered by or on their behalf at the Closing.

         (b) Form of Notes. The Notes shall be in the form of Exhibit A hereto.

         (c) Certain Definitions. For purposes of this Agreement the following terms shall have the following meanings:

                  "Closing Date" has the meaning set forth in Section 1.1(a) of this Agreement.

                  "Closing" has the meaning set forth in Section 1.1(a) of this Agreement.

                  "Commission" means the Securities and Exchange Commission.



PURCHASE AGREEMENT

                  "Conversion Date" has the meaning assigned to such term in Exhibit A.

                  "Conversion Price" has the meaning assigned to such term in Exhibit A.

                  "Disclosure Materials" has the meaning set forth in Section 2.1(j) of this Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Governmental Entity" means any court, administrative agency or commission or other governmental authority or agency, domestic or foreign, including local authorities.

                  "Investment Letter" means the subscription agreement, questionnaire and investment representations to be executed and delivered to the Company by each Purchaser in substantially the same form as Exhibit B hereto.

                  "Liens" means all liens, encumbrances and other claims of any kind.

                  "Material Adverse Effect" has the meaning set forth in Section 2.1(a) of this Agreement.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind

                  "Purchase Price" has the meaning set forth in Section 1.1(a) of this Agreement.

                  "Registration Rights" means the registration rights as described in Exhibit A.

                  "SEC Documents" has the meaning set forth in Section 2.1(j) of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities" means the Notes and Underlying Shares.

                  "Senior Debt" has the meaning set forth in Exhibit A.

                  "Subordination Agreement" means the form of agreement between the Company and Chase Bank of Texas, National Association attached hereto as Exhibit C. Each Purchaser shall be required to become a signatory to a Subordination Agreement as a condition to the purchase of the Notes.

                  "Subsidiaries" has the meaning set forth in Section 2.1(a) of this Agreement.

                  "Transaction Documents" means this Agreement, the Notes and Investment Letter.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Notes.

                                   ARTICLE 2.

                         REPRESENTATIONS AND WARRANTIES

         (a) Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the
Purchasers:

                  (i) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its



PURCHASE AGREEMENT
         incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has one wholly-owned subsidiary, Product Merchandising, Inc., a Florida corporation, (the "Subsidiary"). The Subsidiary is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Florida, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Transaction Documents, (y) have a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of the foregoing, a "Material Adverse Effect").

                  (ii) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of incorporation, certificate of incorporation, by-laws or other charter documents.

                  (iii) Capitalization. The authorized, issued and outstanding capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $.01 per share and 1,000,000 shares of preferred stock, par value $.01 per share. As of the date hereof (after giving effect to the reverse stock split hereinafter described), 3,468,366 shares of Common Stock are issued and outstanding and no shares of preferred stock are outstanding. At the Company's annual meeting held on January 14, 2000, the shareholders approved a reverse stock split of the Company's Common Stock whereby each five shares of the Company's Common Stock then outstanding became one share of the Company's new Common Stock. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.l(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Notes hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue



PURCHASE AGREEMENT
         additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

                  (iv) Issuance of Notes. The Notes are duly authorized, and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has and at all times while the Notes are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion, exercise and other obligations under this Agreement and the Notes. When issued in accordance with the terms of the Notes, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens.

                  (v) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not
         (i) conflict with or violate any provision of its articles of incorporation, bylaws or other charter documents (each as amended through the date hereof) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Entity to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for violations which, individually and in the aggregate, could not have or result in a Material Adverse Effect.

                  (vi) Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other Governmental Entity or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect.

                  (vii) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials (as hereinafter defined), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or its Subsidiary or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (viii) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (or has received notice of a claim that it is in default under or that it is in violation of) its articles of incorporation, certificate of incorporation, by-laws or other charter documents, any indenture, promissory note, loan or credit agreement or any



PURCHASE AGREEMENT
         other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any Governmental Entity, except as could not individually or in the aggregate, have or result in, individually or in the aggregate, a Material Adverse Effect.

                  (ix) Private Offering. Subject in part to the truth and accuracy of the Purchasers' representations set forth in Section 2.2, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirement of the Securities Act, and neither the Company nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

                  (x) SEC Documents. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12-month period preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents"). A schedule of such documents is set forth in Schedule 2.1(j) hereto, and, together with the Schedules to this Agreement, the Company's Registration Statement on Form SB-2 as filed with the Commission on January 14, 2000, and other documents and information furnished by or on behalf of the Company at any time prior to the Closing, are collectively referred to herein as the "Disclosure Materials." As set forth in Schedule 2.1(j), Adam Blumenfeld was elected as an additional director of the Company and President of the Company on January 14, 2000.

                  (xi) Investment Company. The Company is not, and is not an "Affiliate person" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xii) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, placement agent, or bank with respect to the transactions contemplated hereby. The Purchasers shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated hereby.

                  (xiii) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (xiv) Patents and Trademarks. The Company has, or has the rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary for use in connection with its business and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, there is no existing infringement on any of the Intellectual Property Rights.

                  (xv) Disclosure. All information relating to or concerning the Company set forth in the Transaction Documents or provided to the Purchasers or their respective representatives, agents and counsel in connection with the transactions contemplated hereby



PURCHASE AGREEMENT
         is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company confirms that it has not provided to any of the Purchasers or any of their representatives or agents any information that constitutes or might constitute material non-public information other than information that has specifically been identified to the recipient as material non-public information in writing. The Company understands and confirms that the Purchasers shall be relying on the foregoing representation in effecting transactions in securities of the Company.

                  (xvi) Registration Rights. Except as provided in the Note attached hereto as Exhibit A, the Company has not granted or agreed to grant any registration rights, including piggy-back registration rights, to any Person.

                  (xvii) Environmental Compliance. To the best knowledge of the Company (i) the conduct of the business at the Company in connection with the ownership, use, maintenance or operation of any real property which has ever been owned or leased by the Company, and the conduct of business thereon, complies and complied with, and the Company is not in violation of, any applicable federal, state, county or local statutes, laws, regulations, rules, ordinances, codes, licenses, permits (granted to the Company) or orders (naming the Company) of any governmental authorities relating to environmental matters, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), and any other law, statute, ordinance or regulation relating to the protection of the public health and/or the environment, whether promulgated by the United States, any state, municipality and/or other governmental body, each as amended (hereinafter collectively referred to as "Environmental Laws"), (ii) the conduct of the business at the Company is and has at all times been performed in conformance with all Environmental Laws and regulations pertaining thereto, and all permits or other documents required for the conduct of the business in accordance with the Environmental Laws are and at all times have been in full force and effect; (iii) there are no notices of violation of any Environmental Laws requiring any work, repairs, construction, capital expenditures or otherwise with respect to the business of the Company which have been received by the Company, and there are no writs, notices, injunctions, decrees, orders, liens or judgments outstanding, no lawsuits based upon either the Environmental Laws or the common law, claims, proceedings or investigations pending relating to the operations of the Company with respect to the disposal of hazardous wastes or hazardous substances by the Company, and (iv) there has been no release (as defined in CERCLA) of a hazardous substance (as defined in CERCLA) or hazardous waste or any similar hazardous or toxic materials, substances, pollutants, contaminants or wastes to the extent prohibited by the Environmental Laws, at or on any premises which have ever been leased or owned by the Company, nor have such premises been used at any time by any person as a landfill or a waste disposal site for any hazardous substances or hazardous wastes.

         (b) Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly, makes the following representations and warranties to the Company.

                  (i) Authority. Such Purchaser or its authorized representative has the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to carry out his obligations thereunder. The acquisition of the Securities to be acquired hereunder by such Purchaser has been duly authorized by all necessary action on the part of such Purchaser. This Agreement and other Transaction



PURCHASE AGREEMENT

         Documents have been duly executed by such Purchaser or its authorized representative and, when delivered by such Purchaser in accordance with the terms hereof and thereof constitutes the valid and legally binding obligation of such Purchaser, enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  (ii) Investment Intent. Such Purchaser is acquiring the Securities to be acquired hereunder by such Purchaser for his own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Note, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

                  (iii) Experience of Purchaser. Each Purchaser (i) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment in the Securities and has the financial ability to assume the monetary risk associated therewith, (ii) is able to bear the complete loss of his investment in the Securities, (iii) has received such other documents and information as he has requested and has had the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Company and the terms and conditions of the offering of the Securities and to obtain additional information, (iv) is not an entity formed solely to make this investment, (v) is not relying upon any statements or instruments made or issued by any person other than the Company and its officers in making his decision to invest in the Securities, and (iv) will execute and deliver to the Company an Investment Letter in substantially the form as attached hereto as Exhibit B.

                  (iv) Ability of Purchaser to Bear Risk of Investment. Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk. Such Purchaser is able to bear the economic risk of an investment in the Securities to be acquired hereunder by such Purchaser, and, at the present time, is able to afford a complete loss of such investment.

                  (v) Access to Information. Such Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that he has been afforded (i) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities, and the merits and risks of investing in the Securities,
         (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or his representatives, agents or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.



PURCHASE AGREEMENT

                  (vi) Reliance. Such Purchaser understands and acknowledges that (i) the Securities to be acquired by him hereunder are being offered and sold to him without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance. Each Purchaser hereby agrees to cooperate with the Company if, as required by law or the Commission to confirm the availability of an exemption from the registration requirements of the Securities Act for the transactions contemplated herein, the Company shall reasonably request additional information from such Purchaser.

                                   ARTICLE 3.

                         OTHER AGREEMENTS OF THE PARTIES

         (a) Transfer Restrictions.

                  (i) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company, hereby consents to and agrees to register (i) any transfer of Securities by one Purchaser to another Purchaser, and agrees that no documentation other than executed transfer documents shall be required for any such transfer, and (ii) any transfer by any Purchaser to an Affiliate (as such term is defined under Rule 405 promulgated under the Securities Act) of such Purchaser or to an Affiliate of another Purchaser, or any transfers among any such Affiliates. Any such Purchaser or Affiliate transferee shall have the rights of a Purchaser under this Agreement and the Note.

                  (ii) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the
         Securities:

                           NEITHER THESE SECURITIES NOR THE SECURITIES INTO
                  WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.



PURCHASE AGREEMENT

                  Underlying Shares shall not contain the legend set forth above if the conversion of Notes or other issuances of Underlying Shares, as the case may be, occurs at any time while a registration statement is effective under the Securities Act or, in the event there is not an effective registration statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 3.1(b).

         (b) Acknowledgment of Dilution. The Company acknowledges that the issuance of, Underlying Shares upon conversion of the Notes may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Notes is unconditional and absolute regardless of the effect of any such dilution.

         (c) Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Purchasers may resell all of their Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Purchasers) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         (d) Increase in Authorized Shares. At such time as the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from converting the full outstanding principal amount of Notes that remain unconverted at such date due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 45 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Notes) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, and (iii) 100% of the number of Underlying Shares as would then be issuable upon a conversion in full of the then outstanding Notes. In connection therewith, the Board of



PURCHASE AGREEMENT

Directors shall (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (z) within 5 Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

         (e) Use of Proceeds. The Company shall use the proceeds from the sale of the Securities to pay existing bank debt, $994,307.26 of debt owed to Michael
J. Blumenfeld by the Company will be exchanged for $994,307.26 of Notes, with the remaining proceeds to be used for working capital and general corporate purposes.

         (f) Conversion Obligations of the Company. The Company shall honor conversions of the Notes and shall deliver Underlying Shares in accordance with the respective terms and conditions and time periods set forth in the Notes.

         (g) Exchange of Shareholder Debt. The Company owes Michael J. Blumenfeld, a shareholder, officer and director of the Company ("Shareholder"), the amount of $994,307.26. The Company and Shareholder have agreed at Closing to exchange the $994,307.26 debt owed to Shareholder for $994,307.26 of Notes.

                                   ARTICLE 4.

                               CLOSING CONDITIONS

         (a) Conditions Precedent to the Obligation of the Company to Sell the Notes. The obligation of the Company to sell the Notes hereunder is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date.

                  (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

                  (iv) Delivery of Investment Letter. Each Purchaser shall have executed and delivered to the Company an Investment Letter substantially in the form of Exhibit B.

                  (v) Delivery of Subordination Agreement. Each Purchaser shall have executed and delivered to the Company a Subordination Agreement in the form of Exhibit C.

                  (vi) Performance by Shareholder. Shareholder shall execute such releases and other documents as may be reasonably required to effect the exchange of Shareholder debt for Notes.


PURCHASE AGREEMENT

         (b) Conditions Precedent to the Obligation of the Purchasers to Purchase the Notes. The obligation of each Purchaser hereunder to acquire and pay for the Notes is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.

                  (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents.

                  (iv) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect and no material adverse change in the financial condition or prospects of the Company shall have occurred which is not disclosed in the Disclosure Materials.

                  (v) Shares of Common Stock. On or prior to the Closing Date, the Company shall have duly reserved the number of Underlying Shares required by the Transaction Documents to be reserved for issuance upon conversion of the Notes.

                  (vi) Delivery of Notes. The Company shall have delivered to each Purchaser, or such Purchaser's designee, the Notes, registered in the name of such Purchaser, or designee, each substantially in the form of Exhibit A.

                                   ARTICLE 5.

                                  MISCELLANEOUS

         (a) Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Notes pursuant hereto. The Purchasers shall be responsible for their own respective tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

         (b) Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Notes and the Investment Letter contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Dallas, Texas time) on a



PURCHASE AGREEMENT

Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Dallas, Texas time) on any date and earlier than 11:59 p.m. (Dallas, Texas time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


If to the Company:                            Collegiate Pacific, Inc.
                                              13950 Senlac Drive, Suite 200
                                              Dallas, Texas 75234
                                              Attention:  Michael J. Blumenfeld

With copies to:
                                              -------------------------
                                              -------------------------
                                              -------------------------
                                              -------------------------

If to any Purchaser or the Purchasers, to the addresses and facsimiles set forth on Schedule 1.

or such other address as may be designated in writing hereafter, in the same manner, by such Person. Non-delivery of copies of any notice as specified above shall not affect the validity of any notice given to any party to this Agreement in accordance with the terms of this Agreement.

         (d) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         (e) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom any Purchaser transfers Notes. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         (g) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under Section 5.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person. The obligations of the Purchasers under this Agreement and the other Transaction Documents are several and not joint and no Purchaser shall be responsible for any obligations of any other Purchaser.

         (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.



PURCHASE AGREEMENT

         (i) Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing and the conversion of the Notes.

         (j) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         (k) Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. In no event will any party publicly or otherwise disclose the name of any Purchaser without such Purchaser's prior written consent.

         (l) Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         (m) Remedies. Each of the parties to this Agreement acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                       THE COMPANY:

                                       COLLEGIATE PACIFIC, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------


                                       THE PURCHASER:

                                       -----------------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------



PURCHASE AGREEMENT

                                     AMENDED
                                   SCHEDULE 1


PURCHASER                                               NOTE AMOUNT        NOTE NUMBER
---------                                               -----------        -----------
1.       Michael J. Blumenfeld                         $1,500,000.00            01
         13950 Senlac Drive, Suite 200
         Dallas, Texas 75234
         Telephone: (972) 243-8100
         Facsimile: (972) 243-8316

2.       Watkins Brothers Trust                           100,000.00            03
         6584 Poplar Street, Suite 200
         Memphis, Tennessee 38138
         Attention: William H. Watkins, Jr.,
         Trustee
         Telephone: (901) 761-2720
         Facsimile: (901) 763-3094

3.       Arthur J. Coerver                                 26,000.00            04
         13950 Senlac Drive, Suite 200
         Dallas, Texas 75234
         Telephone: (972) 243-8100
         Facsimile: (972) 243-8316

4.       Arthur J. Coerver, IRA                            20,000.00            05
         13950 Senlac Drive, Suite 200
         Dallas, Texas 75234
         Attention: Southwest Securities, Inc.,
         Custodian
         Telephone: (972) 243-8100
         Facsimile: (972) 243-8316

5.       Colleen C. Coerver, IRA                            4,000.00            06
         13950 Senlac Drive, Suite 200
         Dallas, Texas 75234
         Attention: Southwest Securities, Inc.,
         Custodian
         Telephone: (972) 243-8100
         Facsimile: (972) 243-8316

PURCHASER                                               NOTE AMOUNT        NOTE NUMBER
---------                                               -----------        -----------
6.       Davidowitz Foundation                         $   50,000.00            07
         Line and Grove Streets
         P.O. Box 87
         Nanticoke, Pennsylvania 18634
         Attention: Jeff Davidowitz,
         Trustee
         Telephone: (570) 735-3200
         Facsimile: (570) 735-0251

7.       William Davidowitz                               100,000.00            08
         Line and Grove Streets
         P.O. Box 87
         Nanticoke, Pennsylvania 18634
         Telephone: (570) 735-3200
         Facsimile: (570) 735-0251

8.       JIBS Equities, L.P.                               50,000.00            09
         a Delaware limited partnership
         Line and Grove Streets
         P.O. Box 87
         Nanticoke, Pennsylvania 18634
         Attention: Jeff Davidowitz,
         General Partner
         Telephone: (570) 735-3200
         Facsimile: (570) 735-0251

9.       Penn Footwear Retirement Trust                    50,000.00            10
         Line and Grove Streets
         P.O. Box 87
         Nanticoke, Pennsylvania 18634
         Attention: Jeff Davidowitz,
         General Partner
         Telephone: (570) 735-3200
         Facsimile: (570) 735-0251

10.      Robert W. Philip or Sharon A. Philip              50,000.00            11
         Joint Tenants With Right Of Survivorship
         P.O. Box SM30159
         Stella Maris, Long Island
         Bahamas
         Telephone: (242) 338-2013
         Facsimile: (242) 338-2013

PURCHASER                                               NOTE AMOUNT        NOTE NUMBER
---------                                               -----------        -----------
11.      Myrna G. Kulp                                 $  100,000.00            12
         2041 N. Magnolia Avenue
         Chicago, Illinois 60614
         Telephone: (773) 327-0991
         Facsimile: (773) 477-8523

12.      H.I. Schendle IRA Rollover                        50,000.00            14
         4061 Hanover Street
         Dallas, Texas 75225
         Attention: Texas Community Bank &
         Trust, N.A., Custodian
         Telephone: (214) 265-7300
         Facsimile: (214) 890-0088

13.      The Eric C. Green GST Trust                      120,000.00            15
         6511 Riverview Drive
         Dallas, Texas 75248
         Attention: Eric C. Green, Trustee
         Telephone: (214) 599-6305
         Facsimile: (214) 599-7511

14.      Harvey Rothenberg IRA                             10,000.00            16
         1242 Jeanette Way
         Carrollton, Texas 75006
         Attention: Southwest Securities, Inc.,
         Custodian
         Telephone: (972) 243-8100
         Facsimile: (972) 243-8316

15.      Harvey Rothenberg and                              5,000.00            17
         Elisabeth Rothenberg
         1242 Jeanette Way
         Carrollton, Texas 75006
         Telephone: (972) 243-8100
         Facsimile: (972) 243-8316                     -------------
                                                       $2,235,000.00

                                SCHEDULE 2.1(c)

                        COLLEGIATE PACIFIC, INC. (CPI)
      OUTSTANDING OPTIONS, WARRANTS, SCRIPT RIGHTS TO CALLS OR COMMITMENTS
--------------------------------------------------------------------------------

                                  WARRANTS                                          OPTIONS               OPTIONS
                                  ISSUED TO      WARRANTS       WARRANTS           ISSUED TO             ISSUED TO
                                   FORMER        ISSUED TO      ISSUED TO           FORMER             EXECUTIVES &
                                 EXECUTIVE OF   EXECUTIVE OF   LICENSOR OF   EXECUTIVES & EMPLOYEES      EMPLOYEES
                                  DSSI (2)       CPI (3)        CPI (4)           DSSI (5)               CPI (6)
OUTSTANDING JUNE 30,1999 (1 )          98,973          - 0 -        40,000                   32,000          41,500

OPTIONS AND WARRANTS ISSUED             - 0 -         30,000         - 0 -                    - 0 -           - 0 -

OPTIONS AND WARRANTS EXERCISED          - 0 -          - 0 -         - 0 -                  (27,000)         (1,000)

OUTSTANDING JANUARY 31,1999            98,973         30,000        40,000                    5,000          40,500

EXERCISE PRICE OF OUTSTANDING
WARRANTS AND OPTIONS             $       5.05   $      10.00   $     12.50   $                 1.25    $       9.38


(1) ALL THE WARRANT AND OPTIONS HAVE BEEN ADJUSTED TO REFLECT THE 1 FOR 5 REVERSE SPLIT OF THE COLLEGIATE PACIFIC, INC. COMMON STOCK AS APPROVED BY THE STOCKHOLDERS OF COLLEGIATE PACIFIC, INC. ON JANUARY 14, 1999.

(2) THE WARRANTS WERE ISSUED TO THE FORMER CEO OF DSSI IN CONJUNCTION WITH HIS ACTIVITIES PRIOR TO THE MERGER OF DSSI AND COLLEGIATE PACIFIC, INC. THE TERMS OF THE WARRANT WERE EXTENDED AT THE MEETING OF THE STOCKHOLDERS OF DSSI ON FEBRUARY 17, 1998 TO APPROVE THE MERGER WITH COLLEGIATE PACIFIC, INC. THE WARRANTS WILL EXPIRE ON MARCH 30, 2000.

(3) THE WARRANTS WERE ISSUED TO THE CEO OF COLLEGIATE PACIFIC, INC. IN CONNECTION WITH A LOAN GUARANTY AND PLEDGE. THE WARRANTS WILL EXPIRE ON SEPTEMBER 14, 2004.

(4) THE WARRANTS WERE ISSUED TO A LICENSOR OF COLLEGIATE PACIFIC, INC. IN CONNECTION WITH THE GRANTING OF A LICENSE TO COLLEGIATE PACIFIC, INC. FOR WEB RELATED ACTIVITIES. THE WARRANTS WILL EXPIRE ON APRIL 24, 2004.

(5) THE OPTIONS ISSUED TO THE FORMER EXECUTIVES AND EMPLOYEES OF DSSI IN CONJUNCTION WITH THE 1994 STOCK OPTION PLAN. THE TERMS OF THE OPTIONS WERE EXTENDED AT THE MEETING OF THE STOCKHOLDERS OF DSSI ON FEBRUARY 17, 1998 TO APPROVE THE MERGER WITH COLLEGIATE PACIFIC, INC. THE REMAINING OPTIONS WILL EXPIRE ON JULY 16, 2002.

(6) THE OPTIONS ISSUED TO EXECUTIVES AND EMPLOYEES OF DSSI IN CONJUNCTION WITH THE 1998 COLLEGIATE PACIFIC, INC. STOCK OPTION PLAN. THE OPTIONS WILL EXPIRE ON FEBRUARY 24, 2009.

                                 SCHEDULE 2.1(j)


             FORM                                 FILING DATE
             ----                                 -----------
             1.  10QSB                            February 16, 1999
             2.  10QSB/A                          February 17, 1999
             3.  10QSB                            May 17, 1999
             4.  8-K                              July 22, 1999
             5.  8-A12B                           September 9, 1999
             6.  424B3                            September 21, 1999
             7.  10QSB                            November 15, 1999
             8.  14A                              December 16, 1999
             9.  SB-2                             January 14, 2000
             10. 10-QSB                           February 14, 2000

         On January 14, 2000, the Board of Directors of the Company expanded the Board of Directors and elected Adam Blumenfeld as an additional director of the Company. The Board of Directors also elected Adam Blumenfeld as President of the Company, replacing Michael J. Blumenfeld. Michael J. Blumenfeld retained his position as Chairman of the Board and Chief Executive Officer.

         Adam Blumenfeld, age 29, is the son of Michael J. Blumenfeld. From 1997 through 1999, Adam Blumenfeld served as Vice President of Sales and Marketing of Sport Supply Group, Inc., a New York Stock Exchange company engaged in the direct marketing of sports related equipment. From 1994 through 1997, Adam Blumenfeld served as Vice President of Youth Sales for Sport Supply Group, Inc.

                                    EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF l933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

         THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED IN SECTION 8 HEREIN) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THAT CERTAIN SUBORDINATION AGREEMENT EFFECTIVE AS OF JANUARY 20, 2000 BY COLLEGIATE PACIFIC, INC. AND HOLDER NAMED HEREIN IN FAVOR OF CHASE BANK OF TEXAS, NATIONAL ASSOCIATION OR THE HOLDER OF SENIOR INDEBTEDNESS REFERRED TO IN SUCH SUBORDINATION AGREEMENT.

NOTE NO. ____

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

February ___, 2000                                                 $____________

         FOR VALUE RECEIVED, the undersigned, Collegiate Pacific Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of ____________________ ("Holder"), the principal amount of _____________
($________) in lawful money of the United States of America, together with interest on the outstanding portion thereof for the period such sums are unpaid, all in accordance with the provisions of this Note.

         1. Payment of Principal and Interest.

                  (a) The outstanding principal amount of this Note is due and payable in a single installment on January 31, 2005 (the "Maturity Date").

                  (b) Interest hereunder shall be computed on the basis of the actual number of days elapsed based on a 365 or 366 day year, as the case may be.

                  (c) Interest will accrue at a variable rate per annum equal to the Prime Rate (hereinafter defined) plus two and one-half (2 1/2) percentage points, payable monthly on the tenth (10th) day of each calendar month, commencing April 10, 2000 and continuing regularly thereafter on the tenth (10th) day of each succeeding month and on the Maturity Date. The Prime Rate will be determined on the date hereof for the period from the date hereof until April 1, 2000. Thereafter, the Prime Rate will be determined on the last Business Day (hereinafter defined) of March 2000 for the calendar quarter from April 1, 2000 to July 1, 2000 and on the last Business Day of every June, September, December and March thereafter until the Maturity Date for each of the respective following calendar quarters.

                           (i) "Prime Rate" means the "prime rate" published
                  from time to time in the Money Rates column of The Wall Street Journal (Central Edition); provided, however, if the Money Rates column of The Wall Street Journal (Central Edition) ceases to be published or otherwise does not designate a "prime rate" as of any Business Day, "Prime Rate" shall mean the rate of interest per annum publicly announced by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; in each case each change in such rate shall be effective from and including the Business Day such change is published or announced, as the case may be.

                           (ii) "Business Day" means any day that is not a
                  Saturday, Sunday or other day on which commercial banks in New York City, New York or Dallas, Texas are authorized or required by law to remain closed. If the last or appointed day for the taking of any action or the expiration of any right required or granted in this Warrant is not a Business Day, then such action may be taken or such right may be exercised on the following Business Day.

                  (d) Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of the Company hereunder for payments in the nature of interest shall not exceed the maximum lawful rate authorized under the laws of the State of Texas or such greater rate as may be authorized by other governmental authority applicable to the indebtedness evidenced hereby (the "Maximum Rate"), and, without limiting the foregoing, in no event shall the rate of interest when aggregated with any other sums in the nature of interest which the Company may be obligated to pay hereunder exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to this Note is increased or decreased by statute or any official action of the State of Texas or the United States of America subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to this Note from the effective date forward, unless such application is precluded by applicable statute, official action, or rule of law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid to Holder by the Company in connection with the indebtedness evidenced by this Note, such excess shall be applied by Holder to the unpaid principal balance of this Note or be refunded to the Company, the manner of handling such excess to be at Holder's election.

         2. Prepayment. Subject to the prior written approval of Senior Creditor (as defined in Section 8 of this Note), this Note may be prepaid in whole or in part, at any time after the second anniversary hereof without penalty or premium but with interest accrued on the amount being prepaid to the date of prepayment; provided that Holder shall be entitled to ten (10) Business Days' notice prior to any prepayment of principal or interest hereunder, and upon receipt of such notice Holder may elect to convert the Note into the Company's Common Stock, $.01 par value per share (the "Common Stock") pursuant to the following section in lieu of receiving such payment. Any payments made to Holder by the Company hereunder will be applied first to accrued but unpaid interest and then to principal.

         3. Conversion.

                  (a) Holder shall have the right at any time, at Holder's option, to convert all or any part of the outstanding principal amount of, and accrued but unpaid interest on, this Note into shares of Common Stock at a conversion price equal to $3.30 per share. Holder may exercise its conversion right hereunder by delivering written notice of conversion ("Underlying Shares"), together with this original Note, to the Company, in which case Holder will be deemed for all purposes to be Holder of the number of shares of Common Stock issuable upon such conversion as specified in such notice of conversion, and Holder will be deemed for all purposes to be Holder of a replacement Note on terms identical to the terms hereof, in the principal amount of that portion of this Note not converted in such conversion, if any. As soon as practicable after receipt of notice of conversion and this Note, the Company will issue a certificate evidencing the number of shares of Common Stock into which this Note or a portion of this Note has been converted and a replacement Note evidencing the remaining principal balance of the Note outstanding, if any.

                  (b) The Company will not issue fractional shares upon any conversion of this Note into shares of Common Stock. In lieu of any such fractional shares, if Holder would otherwise be entitled to a fraction of a share of Common Stock upon conversion, it will be entitled to receive a cash payment (without interest) determined by multiplying:

                           (i) The fractional interest to which Holder would
                  otherwise be entitled; and

                           (ii) $3.30.

         4. Adjustments to Conversion Shares.

                  (a) If, at any time after the date hereof and before the conversion of this Note, the Company effects a split, subdivision or combination of the Common Stock or makes or issues, or fixes a record date for the determination of holders of its Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company, then Holder shall be entitled to receive, upon conversion hereof, the number of shares of Common Stock and other securities that it would have received had it converted this Note immediately prior to such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such shares, giving application to all adjustments called for during such period under this Section 4.

                  (b) If, at any time after the date hereof and before the conversion of this Note, there is any reclassification of the Company's securities or any reorganization of the Company or any combination, merger or consolidation of the Company with or into another person, or any sale of all or substantially all of the Company's assets to any other person, then, as a part of such event, provision shall be made so that Holder is thereafter entitled to receive, upon conversion of this Note, the number of shares or other securities or property to which a holder of shares issuable upon conversion immediately prior to such event would have been entitled on such event. In any such case, appropriate adjustment shall be made so that the rights of Holder before and after such event are as nearly equivalent as possible.

         5. Certain Legal Restrictions.

                  (a) The Company shall not be obligated to sell or issue any shares of Common Stock upon the conversion of this Note or otherwise unless the issuance and delivery of such shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed. As a condition to the conversion of this Note or the sale by the Company of any additional shares of Common Stock to Holder, the Company may require Holder to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Company shall not be liable for refusing to sell or issue any shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such shares. In addition, the Company shall have no obligation to Holder, express or implied, to list, register or otherwise qualify any of

         Holder's shares of Common Stock. The shares of Common Stock issued upon the conversion of this Note may not be transferred except in accordance with applicable federal or state securities laws. At the Company's option, the certificate evidencing shares of Common Stock issued to Holder may be legended as follows:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  (b) The Company shall keep at its principal place of business a register in which the Company shall provide for the registration of this Note and for the registration of transfer of this Note. Every Note presented or surrendered for registration or transfer shall be duly endorsed, or shall be accompanied by a written instrument of transfer duly executed, by Holder or his attorney duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note.

                  (c) This Note will not be transferable, except upon the conditions specified in this Section 5(c), which conditions, among other things, are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Any proposed transfer of this Note shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock issuable upon conversion of this Note may then be listed. As a condition to registering the transfer of this Note, the Company may require Holder to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws.

         6. Loss, Theft, Destruction of Notes. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of any indemnity bond in such reasonable amount as the Company may determine, or, in the case of any such mutilation upon surrender for cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and principal amount and dated as of the date to which interest has been paid on the lost, stolen, destroyed or mutilated Note. Every Note so made and delivered in replacement for this Note shall in all other respects be in the same form and have the same terms as this Note.

         7. Registered Holders. Prior to due presentment for registration of transfer of any Note, the Company may deem and treat the registered holder thereof as the absolute owner thereof for the purposes of receiving payment of or on account of the principal of and premium, if any, and interest on such Note and for the purposes of any notices, waivers or consents thereunder, and payments of any Note shall be made only to or upon the order in writing of the registered holder thereof.

         8. Subordination. The indebtedness represented by this Note and the payment of the principal and interest on this Note will be subordinated, to the extent and in the manner provided in that certain subordination agreement executed by Company, Holder and Senior Creditor (herein defined) dated effective January 20, 2000 and executed of even date herewith (the "Subordination Agreement") to the prior payment in full of all Senior Indebtedness, as defined in the Subordination Agreement.

                  (a) "Senior Creditor" means Chase Bank of Texas, National Association, its successors, transferees and assigns.

         9. Events of Default. An "Event of Default" will exist hereunder if any one or more of the following events occurs and is continuing:

                  (a) The Company fails to make any payment under this Note when due and such default continues for 30 days;

                  (b) The Company fails to perform any of its covenants or agreements hereunder and such failure continues for thirty (30) days after receipt of written notice of such default from Holder;

                  (c) The Company

                           (i) Applies for or consents to the appointment of a
                  receiver, trustee, custodian, intervenor or liquidator of the Company or of all or a substantial part of its assets;

                           (ii) Files a voluntary petition in bankruptcy, admits
                  in writing that it is unable to pay its debts as they become due or generally does not pay its debts as they become due;

                           (iii) Makes a general assignment for the benefit of
                  creditors;

                           (iv) Files a petition or answer seeking
                  reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws;

                           (v) Files an answer admitting the material
                  allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or

                           (vi) Takes corporate action for the purpose of
                  effecting any of the foregoing.

                  (d) An involuntary petition or complaint is filed against the Company seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of the Company, or of all or substantially all of its assets, and such petition or complaint is not dismissed within 90 days of the filing thereof; or an order, order for relief, judgment or decree is entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of the Company or appointing a receiver, custodian, trustee, intervenor or liquidator of the Company, or of all or substantially all of its assets.

         10. Remedies. Upon the occurrence of any Event of Default, Holder may, at its option, declare the entire unpaid balance of principal and accrued interest (if any) on this Note to be immediately due and payable; provided, however, upon the occurrence of any of the Events of Default described in
Section 9(b) or (c) above, the entire
unpaid balance of principal and accrued interest on this Note will, without any action by Holder, immediately become due and payable without demand for payment, presentment, protest, notice of protest and nonpayment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are expressly waived by the Company. Upon the occurrence of any Event of Default, Holder will also have all rights and remedies that are granted to a creditor under the laws of the State of Texas.

         11. Waivers. Except as otherwise expressly set forth above, the Company waives notice, presentment, demand for payment, protest, notice of protest and nonpayment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other notice or formalities of any kind, and consents, to all extensions without notice for any period or periods of time and partial payments before or after maturity, all without prejudice to Holder.

         12. Collection Costs. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company promises to pay all costs and expenses of collection including, but not limited to, court costs and reasonable attorneys' fees of Holder hereof.

         13. Choice of Law. The interpretation, performance and enforcement of this Note shall be governed by the laws of the State of Texas, as applicable, without reference to the conflict of laws provisions thereof.

         14. Registration Rights.

                  (a) Optional Registrations.

                           (i) If the Company decides to register any of its
                  Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act on a form which is suitable for an offering for cash of shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan or a transaction to which Rule 145, S-8 or any other similar rule of the Securities and Exchange Commission (the "Commission") is applicable, the Company will promptly give written notice to the Holder, and the Company will use all reasonable efforts to effect the registration under the Securities Act of all Underlying Shares that the Holder requests be included in such registration by a written notice delivered to the Company within fifteen (15) days after the notice given by the Company. The Holder agrees that any securities it requests to be included in a the Company registration pursuant to this
                  Section 14(a) shall be included by the Company on the same form of registration statement as has been selected by the Company for the securities the Company is registering for sale for its own account.

                           (ii) If the registration involves an underwritten
                  public offering, the Company will not be required to register Underlying Shares in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a "Cutback"), which recommendation, and supporting reasoning, shall be delivered in writing to the Holder. If such a Cutback occurs, the number of shares that are entitled to be included in the registration and underwriting shall first be allocated to the Company for securities being sold for its own account and thereafter shall be allocated to the Holder requesting inclusion in the registration.

                           (iii) If the Company elects to terminate any
                  registration filed under this Section 14(a), the Company will have no obligation to register the securities sought to be included by the Holder in such registration. If the Company includes in such registration any securities to be offered by it, all expenses of the registration and offering and the reasonable fees and expenses of not more than one independent counsel for the Holder will be borne by the Company, except that the Holder will bear underwriting discounts and commissions attributable to its Underlying Shares being registered and transfer taxes on shares being sold by it.

                  (b) Required Registrations.

                           (a) Subject to the limitations on registration set
                  forth in Section 14(e) below, if the Holder notifies the Company in writing that the Holder intends to offer for public sale any Underlying Shares, the Company will cause the Underlying Shares as may be requested by the Holder to be included in a registration statement under the Securities Act of 1933, as amended (the "Securities Act"). In connection with one (1) registration made by the Company pursuant to this
                  Section 14(b), all expenses of such registration and the reasonable fees and expenses of not more than one independent counsel for the Holder will be borne by the Company, except that the Holder will bear underwriting discounts and commissions and transfer taxes on shares being sold by the Holder. The Company shall not be required to file any registration statement for securities other than shares of Common Stock, although any conversion of this Note may be conditioned upon such registration statement becoming effective, to the extent that the conversion relates to Underlying Shares covered by the Holder's written notice of an intended public offering. In connection with all other registrations made by the Company pursuant to this Section 14(b), all expenses of any such registrations (other than audit and "blue sky" fees and expenses, which fees and expenses will be borne by the Company) shall be borne by the Holder; provided, however, that if the Company for its own account or any other holder of shares elects to register its shares under this Section 14(b) as permitted below, the expenses of such registration shall be borne pro rata by all parties to the registration based upon the ratio that the number of such shares being registered by such entity bears to the total number of shares to be registered pursuant to this
                  Section 14(b). Except as provided in Section 14(c), this
                  Section 14(b) will not apply to a request for registration on Form S-3 (or successor form) which will be governed by Section 14(c). In the event any registration attempted under this
                  Section 14(b) pursuant to which the Company would be responsible for the above expenses of the Holder is not consummated, then the Company shall pay such expenses and shall remain responsible for the above expenses of the Holder with respect to one (1) consummated registration under this
                  Section 14(b).

                  (c) The registration statement filed pursuant to the request of the Holder may include other securities of the Company, with respect to which "piggyback" registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that if the Company shall request inclusion in any registration pursuant to this Section 14(b) of the securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this Section 14(b), the Holder shall, on behalf of all entities requesting inclusion in such registration, offer to include such securities in the offering and may condition such offer on their acceptance of any other reasonable conditions (including, without limitation, if such offering is underwritten, that such requesting holders agree in writing to enter into an underwriting agreement with usual and customary terms). Notwithstanding any other provisions of this Section 14(b), if the representative of the underwriters advises the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated first to the Holder, second to the Company and thereafter to the holders requesting inclusion in the registration on the basis of the number of shares each requesting holder requests be included bears to the total number of shares of all requesting holders that have been requested be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Holder. The securities so excluded shall also be withdrawn from registration.

                  (d) Form S-3.

                           (i) Once the Company is eligible to effect a
                  registration of its securities under Form S-3 (or a successor form), the Holder will have the right to request and have effected registrations of shares of its Underlying Shares on Form S-3 as long as the aggregate proposed offering price is not less than $1,000,000 for any such registration.

                           (ii) Upon written request of the Holder, the Company
                  will cause the registration of all Underlying Shares on Form S-3 or such successor form to the extent requested by the Holder. All expenses incurred in connection with such registration requested pursuant to this Section 14(c) shall be borne by the Holder; provided, however, that if the Company for its own account or any other holder of shares elects to register its shares as permitted below, the expenses of such registration shall be borne pro rata by all parties to the registration based upon the ratio that the number of such shares registered by such entity bears to the total number of shares to be registered; provided, further, however, that if the Holder elects to treat this request as a required registration pursuant to Section 14(b) above, then the Company, if requested by the Holder, will bear all such expenses as provided in such Section to the extent that it would be required to pursuant to said Section.

                           (iii) The registration statement filed pursuant to
                  the request of the Holder may include other securities of the Company, with respect to which "piggyback" registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that any Cutback shall be dealt with in the same manner as the second paragraph of Section 8(b).

                  (e) Procedure for Registration. Whenever the Company is required under Section 14 to register Common Stock, it agrees to the following:

                           (i) Use all reasonable efforts to prepare promptly
                  for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering, but not more than 180 days;

                           (ii) Furnish to each selling holder such copies of
                  each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public offering of its Common Stock;

                           (iii) Enter into any underwriting agreement with
                  provisions reasonably required by the proposed underwriter for the selling holders, if any; and

                           (iv) Use all reasonable efforts to register or
                  qualify the Common Stock covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling holder may reasonably request, although the Company will not have to register in any states that require it to qualify to do business or subject itself to general service of process, and for a registration under Section 14(a), the Company will not be required to register in more states than are necessary to permit the sale of the securities.

                  (f) Limitation on Registration. The Company is not required to file a registration statement requested under Sections 14(b) or 14(c) prior to the earlier of (i) twenty- four (24) months from the date of this Agreement, or (ii) ninety (90) days following the effective date of any other registration statement initiated by the Company except for registrations being initiated solely to implement an employee's benefit plan. The Company is not required to file a registration statement requested under Section 14(b) unless requested by holders owning in the aggregate a majority of the Underlying Shares. The Company may postpone the filing of any registration statement required under Sections 14(b) or 14(c) for a reasonable period of time, not to exceed ninety (90) days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material fact, and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. In addition, if (i) in the good faith judgment of the Board of Directors of the Company, a required registration under Section 14(b) or 14(c) would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

                  (g) Indemnification. Subject to applicable law, the Company will indemnify each underwriter and the Holder and each person controlling any of them, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or any omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make the statements not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation. This indemnification will not apply to any claims, losses, damages or liabilities to the extent they may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such underwriter, the Holder, or controlling person, respectively, expressly for use in the registration statement. With respect to such untrue statement or omission in the information furnished in writing to the Company by the Holder, such person will indemnify the underwriters, the Company, its directors and officers, the other persons selling securities under the registration statement and each person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject as a result of such untrue statement or omission (including those incurred in connection with investigating or defending against such claims).

                  (h) Rule 144 Requirements. The Company will file with the Commission such information as the Commission may require and will make available Rule 144 under the Securities Act (or any successor exemptive rule).

                  (i) Obligations of Investor and Others in a Registration. The Holder agrees timely to furnish such information regarding such person and the securities sought to be registered and to take such other action as the Company may reasonably request in connection with the registration, qualification or compliance. The Company agrees that, in connection with any offering undertaken pursuant to Section 14(b), the Holder shall have the right if it deems an underwriter or underwriters necessary or appropriate, to designate such underwriter(s), which underwriters shall be reasonably acceptable to the Company and subject to the written approval of the Company, which approval shall not be unreasonably withheld. If the registration involves an underwriter, the Holder agrees, upon the request of such underwriter, not to sell any unregistered securities of the Company for a period of ninety (90) days following the effective date of the registration statement for such offering and to enter into an underwriting agreement with such underwriters containing usual and customary terms and provisions.

                  (j) Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Note, the Company will give the holders of Underlying Shares registered under such registration statement, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all the holders of Underlying Shares to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary in the opinion of such holders' and such underwriters' respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

                  (k) Rule 144A. The Company agrees that, upon the request of any holder of Underlying Shares or any prospective purchaser of Underlying Shares designated by a holder, the Company shall promptly provide (but in any case within 15 days of a request) to such holder or potential purchaser, the following information:

                           (i) a brief statement of the nature of the business
                  of the Company and any Subsidiaries and the products and services they offer;

                           (ii) the most recent consolidated balance sheets and
                  profit and losses and retained earnings statements, and similar financial statements of the Company for the two most recent fiscal years (such financial information shall be audited, to the extent reasonably available); and

                           (iii) such other information about the Company, any
                  Subsidiaries, and their business, financial condition and results of operations as the requesting holder or purchaser of such Underlying Shares shall request in order to comply with Rule 144A, as amended, and the antifraud provisions of the federal and state securities laws.

         The Company hereby represents and warrants to any such requesting holder and any prospective purchaser of Underlying Shares from such holder that the information provided by the Company pursuant to this Section 14(j) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                       COLLEGIATE PACIFIC, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------




                                       -----------------------------------------
                                       HOLDER

                                    EXHIBIT B

Name of Purchaser:
                                        -----------------

Amount of Subordinated Convertible
   Promissory Note:
                                        -----------------


                            COLLEGIATE PACIFIC, INC.

       SUBSCRIPTION AGREEMENT, QUESTIONNAIRE AND INVESTMENT REPRESENTATION

          THE SECURITIES BEING SUBSCRIBED TO HEREBY AND THE UNDERLYING
            SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                  ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE
                             STATE SECURITIES LAWS.

             FURTHER, THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE
               TRANSFERRED EXCEPT PURSUANT TO TRANSACTIONS EXEMPT
                    FROM THE REGISTRATION REQUIREMENTS OF THE
                       SECURITIES ACT OF 1933, AS AMENDED,
                         AND APPLICABLE STATE SECURITIES
                         LAWS, OR COMPLIANCE THEREWITH.

         1. INSTRUCTIONS. This subscription agreement, questionnaire and investment representation must be executed and delivered by each prospective purchaser of the Subordinated Convertible Promissory Notes (the "Note") of Collegiate Pacific, Inc. (the "Company") being offered (the "Offering") by the Company.

         If the purchaser is a partnership, it must furnish a copy of its partnership agreement and such further information as may be required to satisfy the Company that such partnership is a pre-existing business entity which was not formed specifically for the purpose of making this investment. If the purchaser is a business trust (IRA, Keogh plan trust, qualified pension and/or profit sharing plan trust, custodial account or other such account) or a corporation or other legal entity, unless otherwise indicated, all responses are being made on behalf of each of the principal beneficiaries of the trust and the shareholders of the corporation. In addition, you must furnish the Company with a copy of the instrument (including all amendments) creating the entity.

         Your answers will be kept strictly confidential at all times; provided, however, that the Company may disclose the information provided for the purpose of proving compliance with any and all applicable laws, including securities and tax laws.

         Any questions regarding this document or your investment should be directed to Mr. Michael J. Blumenfeld, Collegiate Pacific, Inc., 13950 Senlac, Suite 200, Dallas, Texas 75234, Telephone: (972) 243-8100.

         2. General Information.

         Age:
             ---------------

         Residence Address:
                            ----------------------------------------------------
                            ----------------------------------------------------
                            ----------------------------------------------------

         Telephone:
                            ----------------------------------------------------

         Social Security No.:
                            ----------------------------------------------------

         Occupation:
                            ----------------------------------------------------

         Describe Current Employment:
                                     -------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         How Long:
                            ----------------------------------------------------

         3. Net Worth and Income.

         Net Worth (exclusive of homes, household furnishings and automobiles):

         -----------------------------------------------------------------------

         Net Worth (inclusive of homes, household furnishings and automobiles):

         -----------------------------------------------------------------------

         Taxable Income for 1999 and 2000 (estimate):

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         Please attach any and all documentation which you feel is necessary to verify your net worth. In addition, you agree upon request of the Company to deliver to a designated officer of the Company copies of your 1999 and 2000 (estimate) state (if any) and federal income tax returns.

         4. Knowledge and Experience in Business and Financial Affairs. Briefly and generally describe all principal positions held during the last ten (10) years or since your graduation from college, if earlier. (Attach a resume in lieu of completing this question if you prefer.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Have you invested with the Company previously:

                           Yes                         No
                               -------------              -------------

         Have you ever invested in any "restricted" stock or unmarketable securities previously:

                           Yes                         No
                               -------------              -------------

         If so, please briefly explain the nature of the investments:

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         (In lieu of answering the two immediately preceding questions, you may attach such information as you feel is necessary to provide the information requested.)

         5. Consideration for Purchase. The undersigned (the "Purchaser") hereby agrees to purchase a Note at a purchase price of $____________ and under the terms and conditions as set forth in the Purchase Agreement dated February 16, 2000 (the "Agreement").

         6. Understandings of the Purchaser. The Purchaser acknowledges, understands and agrees that:

         (a) The Company reserves the right to reject all or any part of this subscription in its sole discretion.

         (b) The Purchaser will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company as a refund or a return, and in either case without interest or deduction.

         (c) The Note will bear a legend restricting transfer as described in the Agreement.

         (d) Neither the Note Stock nor the shares of the Company's Common Stock into which the Note may be converted have been registered under the Securities Act of 1933, as amended, or any applicable state law (collectively, the "Securities Acts"); further, such securities may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Acts; further, the legal consequences of the foregoing mean that the Purchaser must bear the economic risk of the investment in the Note for an indefinite period of time; further, if the Purchaser desires to sell or transfer all or any part of the Note or the Common Stock issuable upon conversion thereof, the Company may require the Purchaser's counsel to provide a legal opinion that the transfer may be made without registration under the Securities Acts; further, other restrictions discussed elsewhere herein and in the Agreement and Note may be applicable; and further, the Purchaser is subject to the restriction on transfer described herein and in the Agreement and the Company will issue stop transfer orders with the Company's transfer agent to enforce such restrictions.

         (e) No federal or state agency has made any findings or determination as to the fairness of an investment in the Company or made any recommendation or endorsement of this investment.

         7. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

         (a) My commitment to investments that are not readily marketable is not disproportionate to my net worth, and my investment in the Note will not cause such overall commitment to become excessive.

         (b) I have the financial ability to bear the economic risks of my investment, have adequate means of providing for my current needs and personal contingencies, and have no need for liquidity in this investment.

         (c) The aggregated purchase price for the Note does not exceed 10% of my net worth.

         (d) I have evaluated the high risks of investing in the Company and have such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that I am capable of evaluating the merits and risks of any investment in the Note.

         (e) I have carefully read the Agreement, including the exhibits and schedules thereto, and I have been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information I desired in order to evaluate my investment, and in evaluating the suitability of this investment I have not relied upon any representations or other information (whether oral or written), other than that furnished to me by the Company or its representatives. The Company has delivered to me copies of its 1999 Annual Report, that certain Company Proxy Statement dated December 17, 1999, that certain Form SB-2 Registration Statement filed with the Securities and Exchange Commission on January 14, 2000, and that certain Form 10-QSB filed with the Securities and Exchange Commission on February 14, 2000.

         (f) I have had the opportunity to discuss with my professional, legal, tax and financial advisors the suitability of an investment in the Company for my particular tax and financial situation and all information that I have provided to the Company concerning myself and my financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to my admission as a noteholder of the Company, I will immediately provide such information to the Company.

         (g) The residence set forth above is my true and correct residence, and I have no present intention of becoming a resident or domiciliary of any other state or jurisdiction.

         (h) In making the decision to purchase the Note, I have relied solely upon independent investigations made by me or on my behalf.

         (i) I am acquiring the Note for my own personal account, for investment purposes only, and am not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

         (j) I am neither a member of, nor am I affiliated with or employed by a member of, the National Association of Securities Dealers, Inc., nor am I employed by or affiliated with a broker-dealer registered with the Securities and Exchange Commission nor with any similar agency of any state. (Please advise the Company in writing of any exceptions to this statement.)

         (k) I am an accredited purchaser: Yes                No
                                               ----------        ----------

                  If your answer to this representation was yes, please check one or more of the following, if applicable:

                           (1) I am an institutional investor within the meaning
                  of Rule 501(a)(1) or Regulation D.
                                                    -------

                           (2) I am a private business development company for
                  purposes of Section 202(a)(22) of the Investment Advisors Act of 1940.
                          -------

                           (3) I am a non-profit organization within Section
                  501(c)(3) of the Internal Revenue Code.
                                                         ------

                           (4) I am an Employee Benefit Plan subject to ERISA
                  and have a plan fiduciary which is a bank, insurance company or registered investment advisor or I have total assets of at least $5,000,000.
                                   --------

                           (5) I am an executive officer, director or principal
                  stockholder of the Company.
                                             -------

                           (6) I am an individual whose present net worth (or
                  whose joint net worth with my spouse) excess $1,000,000.
                                                                          ------

                           (7) I am an individual who had income in excess of
                  $200,000 in each of the last two years or joint income with my spouse in excess of $300,000 in each of those years, and reasonably expect to have income in excess of those levels in the current year.
                                   ------

                           (8) I am an entity all of whose equity owners are
                  accredited investors under paragraphs 1, 2, 3, 4, 6 or 7
                  above.
                        -------

The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by me with the intent that they be relied upon in determining my suitability as a purchaser of the Note. In addition, I agree to notify the Company immediately of any change in any representation, warranty or other information. If more than one person is signing this agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person. If the Purchaser is a partnership, corporation, trust or other entity, the Purchaser further represents and warrants that the entity was not specifically formed to acquire the Note. If the Purchaser is a partnership, the Purchaser further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnership.

         8. Indemnity by Purchaser. The Purchaser understands and acknowledges that the Company is relying upon the representations, warranties and agreements made by the Purchaser to and with the Company herein and, thus, hereby agrees to indemnify the Company, its officers and directors, agents, attorneys and employees, and agrees to hold each of them harmless from and against any and all loss, damage, liability or expense, including reasonable attorneys' fees, that it or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Agreement, or in connection with the sale or distribution by the Purchaser of the securities he is purchasing in this Offering in violation of the Securities Acts or any other applicable law.

         9. Miscellaneous Provisions.

         (a) Further Assurances. At any time and from time to time after the date of this Agreement, each party shall execute such additional instruments and take such other and further actions as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purpose of this agreement.

         (b) WAIVER. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

         (c) HEADINGS. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (d) GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         (e) NO ORAL MODIFICATION. This agreement may be amended solely in writing, and only after the mutual agreement of the parties affected thereby.

         (f) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.


                             ---------------------------------------------------
                             Name of Subscriber (please print)

                             Date:
                                  ----------------------------------------------


                             ---------------------------------------------------
                             Signature of Subscriber or Trustee or Custodian, as applicable

                             Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                             Social Security No.:
                                                 -------------------------------


         If this is a joint subscription, please complete the following:


                             ---------------------------------------------------
                             Name of Subscriber (please print)

                             Date:
                                  ----------------------------------------------


                             ---------------------------------------------------
                             Signature of Subscriber

                             Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                             Social Security No.:
                                                 -------------------------------

                             CHECK ONE:      (Tenants in Common)
                                       ------
                                      (Joint Tenants with Right of Survivorship)
                                ------

               **************************************************

This subscription is accepted on this _______ day of ____________________, 2000.

                            COLLEGIATE PACIFIC, INC.


                      By:
                          --------------------------------
                            Authorized Representative